                                                              EXHIBIT 10(i)A(11)

                                OMNIBUS AMENDMENT


         THIS OMNIBUS AMENDMENT (this "AMENDMENT"), dated as of August 31, 2001, is by and among National Service Industries, Inc., a Delaware corporation ("NSI-DELAWARE"), NSI Enterprises, Inc., a California corporation ("NSI ENTERPRISES"), National Service Industries, Inc., a Georgia corporation ("NSI GEORGIA" and, together with NSI-Delaware and NSI Enterprises, the "EXISTING COMPANIES"), L & C Spinco, Inc., a Delaware corporation ("SPINCO"), The Zep Group, Inc., a Delaware corporation ("ZEP"), L & C Lighting Group, Inc., a Delaware corporation ("L & C LIGHTING"), L & C Funding, Inc., a Delaware corporation formerly known as NSI Funding, Inc. ("SPC" and, together with Spinco, Zep and L & C Lighting, the "SUCCESSOR COMPANIES"), Blue Ridge Asset Funding Corporation, a Delaware corporation ("BLUE RIDGE"), and Wachovia Bank, N.A., individually ("WACHOVIA") and as agent (in such latter capacity, the "AGENT"), and pertains to (a) that certain Receivables Sale Agreement, dated as of May 2, 2001, by and between NSI Enterprises and NSI Georgia and collaterally assigned first, to SPC and then, to the Agent (the "RSA"), (b) that certain Receivables Sale and Contribution Agreement, dated as of May 2, 2001, by and between NSI Georgia and SPC (the "RSCA"), (c) that certain Credit and Security Agreement, dated as of May 2, 2001, by and among SPC, as Borrower, NSI Georgia, as initial Servicer, Wachovia, as the sole initial Liquidity Bank, Blue Ridge and the Agent (as heretofore amended, the "CSA"), and (d) that certain Performance Undertaking dated as of May 2, 2001, by and between NSI-Delaware and SPC and collaterally assigned to the Agent (the "PERFORMANCE UNDERTAKING" and, together with the RSA, the RSCA and the CSA, the "SUBJECT AGREEMENTS"). Capitalized terms used and not otherwise defined herein shall have the meanings attributed to them in the Subject Agreements.

                              W I T N E S S E T H :

                  WHEREAS, on the date hereof, the Existing Companies and certain of their affiliates are engaging in a reorganization pursuant to an Agreement and Plan of Distribution (the "REORGANIZATION");

                  WHEREAS, immediately following the Reorganization (the "EFFECTIVE TIME"), certain of the parties to the Subject Agreements will be replaced with certain of the parties hereto, all as more fully provided herein; and

                  WHEREAS, some time after the Effective Time, NSI-Delaware will distribute ratably to its shareholders, all of Spinco's outstanding capital stock (the "DISTRIBUTION");

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. NSI-Delaware. Effective from and after the Effective Time, any and all references in any of the Subject Agreements to NSI-Delaware, individually or as Performance


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Guarantor, are hereby replaced with NSI-Delaware and Spinco, jointly and severally. Effective immediately after the Distribution, any and all references in any of the Subject Agreements to NSI-Delaware and Spinco, jointly and severally, are hereby replaced with Spinco.

                  2. NSI Enterprises. Effective from and after the Effective Time, any and all references in any of the Subject Agreements (including, without limitation, references in provisions inserted by this Amendment) to NSI Enterprises are hereby replaced with Zep.

                  3. NSI Georgia. Effective from and after the Effective Time, any and all references in any of the Subject Agreements (including, without limitation, references in provisions inserted by this Amendment) to NSI Georgia are hereby replaced with L & C Lighting.

                  4. NSI Funding, Inc. Effective from and after the Effective Time, any and all references in any of the Subject Agreements to "NSI Funding, Inc." are hereby replaced with "L & C Funding, Inc."

                  5. Other Amendments. Effective from and after the Effective Time:

                           (a)      Exhibit II to each of the RSA and RSCA and
Exhibit III to the CSA are hereby amended and restated in their entirety to read as set forth in Annex I to this Amendment,

                           (b)      The definition of "RECEIVABLE" in the RSA is
hereby amended and restated in its entirety to read as follows:

                  "RECEIVABLE" means all indebtedness and other obligations owed to NSI Enterprises (at the times it arises, and before giving effect to any transfer or conveyance under the Agreement), including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by NSI Enterprises and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto (except that, for purposes of this definition, Receivables generated from NSI Enterprises's "Selig Chemical" operations shall not be considered "Receivables" for purposes of this definition unless and until (i) the Obligors on the Receivables originated by NSI Enterprises's "Selig Chemical" operations are instructed to pay all Collections on such Receivables directly to a Lock-Box or Collection Account in accordance with Section 8.2(b) of the Credit and Security Agreement, and (ii) the Agent has expressly consented in writing to such Receivables being considered as "Receivables" for purposes of this definition). Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; PROVIDED, FURTHER, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless or whether the account debtor or NSI Enterprises treats such indebtedness, rights or obligations as a separate payment obligation.

                  (c) The definition of "RECEIVABLE" in the RSCA is hereby amended and restated in its entirety to read as follows:

                  "RECEIVABLE" means (a) any "Receivable" under and as defined in the First-Step Sale Agreement which is conveyed to NSI Georgia in accordance with the terms thereof, or (b) all indebtedness and other obligations owed to NSI Georgia (at the times it arises, and before giving effect to any transfer or conveyance under the Agreement), including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by NSI Georgia's "Lithonia Lighting" division, and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; PROVIDED, FURTHER, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless or whether the Obligor or NSI Georgia treats such indebtedness, rights or obligations as a separate payment obligation.

                  6. Further Assurances. Each of the Existing Companies and the Successor Companies agrees to execute and deliver to the Agent such UCC financing statements and amendments thereto or other similar instruments or documents as may be necessary to perfect the interests in the Receivables, Related Security and other collateral purported to be conveyed under the RSA, the RSCA and the CSA and agrees that the Agent may, to the fullest extent permitted by applicable law, file any such financing statement or amendment without the signature of such Existing Company or Successor Company, as the case may be.

                  7. Notices. All notices and other communications to any of the Successor Companies or to the SPC provided for under the Subject Agreements shall be made in writing and shall be addressed to it at the address set forth beneath its signature to this Amendment..

                  8. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF GEORGIA.

                  9. CONSENT TO JURISDICTION. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW: (A) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR GEORGIA STATE COURT SITTING IN FULTON COUNTY, GEORGIA IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE SUBJECT AGREEMENTS, OR ANY OTHER DOCUMENT

EXECUTED IN CONNECTION THEREWITH OR DELIVERED THEREUNDER AND (B) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.

                  10. WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, THE SUBJECT AGREEMENTS OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION THEREWITH OR DELIVERED THEREUNDER OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER

                  11. Bankruptcy Petition. Each of the Existing Companies and the Successor Companies hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness owed by Blue Ridge, it will not institute against, or join any other Person in instituting against, Blue Ridge any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

                  12. Miscellaneous. Each of the Subject Agreements, as modified hereby, is hereby ratified and confirmed by the Successor Companies, Wachovia, Blue Ridge and the Agent. Unless otherwise specified, references herein to "SECTION" shall mean a reference to sections of this Amendment.

                  IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first above written.

                                     NATIONAL SERVICE INDUSTRIES, INC., A
                                     DELAWARE CORPORATION

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                          -------------------------------------


                                     NSI ENTERPRISES, INC., A CALIFORNIA
                                     CORPORATION


                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                          -------------------------------------


                                     NATIONAL SERVICE INDUSTRIES, INC., A
                                     GEORGIA CORPORATION



                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                          -------------------------------------

                                     L & C SPINCO, INC., A DELAWARE CORPORATION



                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                          -------------------------------------

                                     ADDRESS FOR NOTICES:

                                     NSI Center
                                     1420 Peachtree Street, N.E.
                                     Atlanta, Georgia 30309
                                     Attention: Treasurer
                                     Telecopier: 404-853-1330
                                     Telephone: 404-853-1368



                                     THE ZEP GROUP, INC., A DELAWARE CORPORATION

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                          -------------------------------------

                                     ADDRESS FOR NOTICES:

                                     NSI Center
                                     1420 Peachtree Street, N.E.
                                     Atlanta, Georgia 30309
                                     Attention: Treasurer
                                     Telecopier: 404-853-1330
                                     Telephone: 404-853-1368

                                     L & C LIGHTING GROUP, INC., A DELAWARE
                                     CORPORATION

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                          -------------------------------------

                                     ADDRESS FOR NOTICES:

                                     NSI Center
                                     1420 Peachtree Street, N.E.
                                     Atlanta, Georgia 30309
                                     Attention: Treasurer
                                     Telecopier: 404-853-1330
                                     Telephone: 404-853-1368



                                     L & C FUNDING, INC., A DELAWARE
                                     CORPORATION FORMERLY KNOWN AS NSI FUNDING,
                                     INC.


                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                          -------------------------------------

                                     ADDRESS FOR NOTICES:

                                     NSI Center
                                     1420 Peachtree Street, N.E.
                                     Atlanta, Georgia 30309
                                     Attention: Treasurer
                                     Telecopier: 404-853-1330
                                     Telephone: 404-853-1368

                                     WACHOVIA BANK, N.A., INDIVIDUALLY AND AS
                                     AGENT


                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                          -------------------------------------

                                     BLUE RIDGE ASSET FUNDING CORPORATION

                                     BY:  WACHOVIA BANK, N.A., ITS
                                     ATTORNEY-IN-FACT

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                          -------------------------------------

                                                    ANNEX I TO OMNIBUS AMENDMENT

                                EXHIBIT II TO RSA

   Chief Executive Office; Principal Place of Business; Locations of Records;
               Federal Employer Identification Number; Other Names


CHIEF EXECUTIVE OFFICE:
         1420 Peachtree Street
         Atlanta, Georgia  30309

PRINCIPAL PLACE OF BUSINESS:
         1420 Peachtree Street
         Atlanta, Georgia  30309

LOCATIONS OF RECORDS:

         1420 Peachtree Street
         Atlanta, Georgia  30309

         Highway 41 North
         Emerson, Georgia  30137

         1310 Seaboard Industrial Blvd.
         Atlanta, Georgia  30318

FEDERAL EMPLOYER IDENTIFICATION NUMBER:     58-2633373

LEGAL, TRADE AND ASSUMED NAMES:             Enforcer Products
                                            National Chemical
                                            Zep Aviation
                                            Zep Manufacturing Company, Armor All
                                            Products division
                                            Selig Chemical Industries
                                            Selig Industries
                                            Zep Manufacturing Company
                                            Zep Manufacturing Company of Canada

                               EXHIBIT II TO RSCA

                   Places of Business; Locations of Records;
             Federal Employer Identification Number(s); Other Names



PLACES OF BUSINESS:

         1420 Peachtree Street
         Atlanta, Georgia  30309



LOCATIONS OF RECORDS:

         1420 Peachtree Street
         Atlanta, Georgia  30309

         One Lithonia Way
         Conyers, Georgia  30012


FEDERAL EMPLOYER IDENTIFICATION NUMBER:     58-2633371


LEGAL, TRADE AND ASSUMED NAMES:
                                                     Lithonia Lighting
                                                     Major Reflector
                                                     Holophane
                                                     Metal Optics
                                                     Austin Lighting Products
                                                     Antique Street Lamps
                                                     Peerless Lighting
                                                     Hydrel

                               EXHIBIT III TO CSA
          PLACES OF BUSINESS OF THE LOAN PARTIES; LOCATIONS OF RECORDS;

                    FEDERAL EMPLOYER IDENTIFICATION NUMBER(S)



PLACES OF BUSINESS:

         1420 Peachtree Street
         Atlanta, Georgia  30309



LOCATIONS OF RECORDS:

         1420 Peachtree Street
         Atlanta, Georgia  30309

         One Lithonia Way
         Conyers, Georgia  30012

         Highway 41 North
         Emerson, Georgia  30137

         1310 Seaboard Industrial Blvd.
         Atlanta, Georgia  30318



FEDERAL EMPLOYER IDENTIFICATION NUMBER:

         L&C Lighting:     58-2633371
         The Zep Group:    58-2633373
         Borrower:         58-2616706

PRIOR BORROWER LEGAL NAMES, BORROWER TRADE AND ASSUMED NAMES:  None


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